SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 1, 1997



                           FREQUENCY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                    1-8061                   11-1986657
State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)            File Number)            Identification No.)


55 Charles Lindbergh Blvd., Mitchel Field, NY                   11553
  (Address of principal executive offices)                   (Zip Code)


                                 (516) 794-4500
              (Registrant's telephone number, including area code)


                                      None
      (Former name, address and fiscal year, if changed since last report)


                               Page 1 of 7 pages

ITEM 5.  OTHER EVENTS

         As previously reported on Form 8-K dated October 14, 1997, the board of directors of registrant, on October 14, 1997, declared a cash dividend and a stock dividend on its common stock. Each of these dividends was payable on Monday, December 1, 1997 (the "Payment Date") to stockholders of record as of the close of business on Friday, October 31, 1997 (the "Record Date"). The details of these dividends are as follows:

         The Cash Dividend: The cash dividend was paid at the rate of $0.15 per share. The cash dividend did not apply to additional shares issued by way of the stock dividend (the "Dividend Shares"). With respect to the cash dividend, registrant's common stock was traded ex dividend commencing Wednesday, October 29, 1997.

         The Stock Dividend: The stock dividend was paid at the rate of one Dividend Share for two shares held. In the event a stockholder held an odd number of shares as of the Record Date, in lieu of a fractional share, registrant made a cash payment on the Payment Date. The payment was calculated at the rate of one-third of the last per share sale price of the common stock on the Record Date, October 31, 1997. With respect to the stock dividend, registrant's common stock will be traded ex dividend commencing Tuesday, December 2, 1997, due bills having been used between the Record Date and Payment Date. Dividend Shares will be paid to registrant on its treasury stock in order that it maintain parity of its treasury stock ownership. Cash in lieu of one fractional share was not paid by registrant to itself, but rather, registrant was issued one full share on account of the fractional share.

         As of the Record Date the following amounts of registrant's common stock applied:

Outstanding Shares, Treasury Shares, and Issued Shares

Shares outstanding (exclusive of affiliates' shares
   registered under Form S-8)                        5,047,107
Shares outstanding (affiliates' shares registered
   under Form S-8)                                      91,000
                                                    ----------
Total shares outstanding                                       5,138,107
Treasury shares                                                  868,193
                                                               ---------
Total shares issued                                            6,006,300

Stock Dividend

Payable to non-affiliates                   2,523,362
Payable to affiliates on account of shares
   registered under Form S-8                   45,500
                                            ---------
Payable on outstanding shares                        2,568,862
Payable on treasury stock                              434,097
                                                     ---------
Total Dividend Shares Payable                                  3,002,959.0
Fractional shares, less fractional share on
   treasury stock (expressed in whole shares)                        191.5
                                                               -----------
Total Dividend Shares and fractional shares, as adjusted       3,003,150.0

Payments of Cash Dividend and In Lieu of Fractional Shares

Cash dividend on 5,138,107 outstanding shares @ $0.15         $770,716.05

Cash in lieu of 383 fractional shares @ 1/3 of $29.25 or
   $9.75, the last per share market sale price on the
   Record Date                                                   3,734.25
Total cash payments of cash dividends and fractional          -----------
   share dividends                                            $774,450.30


         Dividend Shares paid to non-affiliates of registrant were issued pursuant to the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the "Act"). 45,500 Dividend Shares paid to affiliates of registrant, while likewise exempt from registration, were issued pursuant to their registration hereunder under Form S-8 under the Act and, in addition, 335,855 Dividend Shares reserved for future issuance on account of anti-dilution provisions of stock options and stock purchase rights, are registered hereunder, as hereinafter provided.

Form S-8 Registration Statement, File No. 333-08901

         Registrant has, and had on the Record Date, an effective registration statement on file with the Securities and Exchange Commission (the "Commission") on Form S-8 No. 333-08901 which became effective on July 26, 1996 (the "Registration Statement"). The Registration Statement relates to certain shares of registrant's common stock issued and/or issuable under the 1982 Frequency Electronics, Inc. Incentive Stock Option Plan (the "1982 Plan"), the 1984 Frequency Electronics, Inc. Incentive Stock Option Plan (the "1984 Plan"), the
Frequency  Electronics,  Inc.  1987 Stock  Option  Plan (the "1987  Plan"),  the
Frequency Electronics, Inc. Senior Executive Stock Option Plan (the "Senior Executive Plan"), the Frequency Electronics, Inc. Restricted Stock Plan (the "Restricted Stock Plan") and the Frequency Electronics, Inc. 1993 Nonstatutory Stock Option Plan (the "1993 Plan") (singly and collectively the "Plans"). Each of the Plans contains anti-dilution provisions which provide that appropriate adjustments will be made in the number of shares and exercise price per share of stock subject to the stock options/rights granted under the Plans in the event of a stock dividend.

         Rule 416(b) of the Securities Act of 1933, as amended, provides that if, prior to the completion of a distribution of securities covered by a registration statement, additional securities of the same class are issued or issuable as the result of a stock dividend, the registration statement shall, unless expressly provided therein, be deemed to cover such additional securities resulting from the stock dividend on the registered securities. A principal purpose of this Form 8-K is to amend the Registration Statement to reflect the change in the amount of the securities offered. The number of additional shares to be registered under the Registration Statement consists of the sum of the following:

 (i) the number of issued but unexercised Plan options/rights owned at the close of business on the Record Date x 0.5;

                     413,209 x 0.5 = 206,605 (rounded)

 (ii) the number of common shares owned by affiliates of the registrant at the close of business on the Record Date as the result of exercises of Plan options/rights x 0.5;

                      91,000 x 0.5 = 45,500

 (iii) the number of shares eligible for future issuance pursuant to Plans from which options/rights were still eligible for issuance at the close of business on the Record Date x 0.5.

                     258,500 x 0.5 = 129,250

       (i)      206,605
    + (ii)       45,500
    +(iii)      129,250
                -------
                381,355 = additional number of shares to be registered

         On a Plan by Plan basis the number of additional shares to be registered under the Registration Statement is as follows:


                                               Shares Owned
                                              By Affiliates           Additional
                 Issued But   Options/Rights    Following               Shares
                 Unexercised  Still Available  Option/Right             To Be
Name of Plan   Options/Rights  For Issuance     Exercises    Total    Registered

1982 Plan          27,925             -0-          -0-       27,925     13,963
1984 Plan          39,362             -0-       17,000(1)    56,362     28,181
1987 Plan          71,922             -0-          -0-       71,922     35,961
Restricted
 Stock Plan        70,000          66,500       74,000(1)   210,500    105,250
Senior
 Executive Plan   125,000          25,000          -0-      150,000     75,000
1993 Plan          79,000         167,000          -0-      246,000    123,000
                  ------------------------------------------------------------

                  413,209         258,500       91,000      762,709   381,355

(1) Represents shares owned by affiliates of the registrant at the close of business on the Record Date. These shares were issued following the exercise by such affiliates of Plan stock options and/or stock purchase rights prior to the Record Date. Consequently, the 45,500 additional shares to be registered under the Registration Statement against these shares as the result of the stock dividend do not represent additional shares to be issued under the Plans. They represent additional shares to be registered under the Selling Shareholder Table of the Reoffer Prospectus comprising part of the Registration Statement.

         The Selling Shareholder Table (the "Table") of registrant's Reoffer Prospectus (the "Prospectus") has been updated and revised effective December 2, 1997 to reflect the stock dividend. The Table, as set forth below, supersedes certain information contained in prior Tables. It should be read in conjunction with the information set forth in the Prospectus. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Prospectus.


                                                     Number                 Number        Percentage
                                                       of                     of             of
                                                     Common      Number      Common        Common
                                                     Shares       of         Shares        Shares
                                     Position        Owned       Common      Owned         Owned
   Selling                             with         Prior to     Shares      After         After
 Shareholder       Plan              Company       Offering(1)  Offered(1)  Offering(1)  Offering(2)

Martin Bloch     Senior Executive    President,
                    Plan             Director        847,891    150,000     645,391         7.7%
                 Restricted Stock     (3)(6)(7)                  52,500
                    Plan                                        -------
                                                                202,500

Joseph Franklin  Senior Executive    Chairman,       135,000     37,500      45,000              (8)
                    Plan             CEO,                        52,500
                 Restricted Stock    CFO(7)                      ------
                    Plan                                         90,000


Markus Hechler   1982 Plan           Vice President   71,250      11,250        750              (8)
                 1984 Plan           Acting                        9,750
                 1987 Plan           Secretary(7)                 27,000
                 Restricted Stock
                    Plan                                          15,000
                 1993 Plan                                         7,500
                                                                  ------
                                                                  70,500

John Ho          Restricted Stock    Director(7)
                    Plan                              54,187      15,000     39,187              (8)
                                                                  ------
                                                                  15,000

Abraham Lazar    1984 Plan           Director          9,000       9,000          0            0
                                     (4)(6)(7)                     -----
                                                                   9,000

Len Martire      1984 Plan           Vice President   62,850      37,350          0            0
                 1987 Plan              (7)                        7,500
                 Restricted Stock
                    Plan                                          13,500
                 1993 Plan                                         4,500
                                                                  ------
                                                                  62,850

Marvin Meirs     1984 Plan            Vice President  56,950       7,500     26,950              (8)
                 Restricted Stock        (7)
                    Plan                                          15,000
                 1993 Plan                                         7,500
                                                                  ------
                                                                  30,000

Harry Newman     1982 Plan            Secretary,      27,001       5,700      7,858              (8)
                 1984 Plan            Treasurer                    5,943
                 Restricted Stock     (5)(6)(7)
                    Plan                                           7,500
                                                                  ------
                                                                  19,143

Charles Stone    1982 Plan            Vice President  46,017       9,000      7,314              (8)
                 1984 Plan               (7)                       4,500
                 1987 Plan                                        14,703
                 Restricted Stock
                    Plan                                           7,500
                 1993 Plan                                         3,000
                                                                  ------
                                                                  38,703

Al Vulcan        Restricted Stock    Vice President   22,500      15,000          0            0
                    Plan                                           7,500
                 1993 Plan                                        ------
                                                                  22,500

Holders of
 Control         Senior
 Securities      Executive Plan         N/A            N/A        37,500       N/A              N/A

Holders of
 Control         Restricted
 Securities      Stock Plan             N/A            N/A        99,750       N/A              N/A

Holders of
 Control
 Securities      1993 Plan              N/A            N/A       250,500       N/A              N/A
                                                                 -------

TOTAL                                                            947,946
                                                                 =======


(1) Includes shares of common stock which may be issued upon the exercise of outstanding stock options or stock purchase rights under the Plans but does not include (except as listed generically under the heading "Number of Common Shares Offered") an additional 387,750 shares of common stock which may be issued upon the exercise of stock options or stock purchase rights issuable in the future under the Plans.

(2) Based upon 8,326,783 shares being issued and outstanding including 619,814 shares of common stock which may be issued upon the exercise of outstanding stock options or stock purchase rights under the Plans but excluding 1,302,290 issued common shares currently being held as treasury stock and also excluding 387,750 common shares which may be issued upon the exercise of stock options or stock purchase rights issuable in the future under the Plans.

(3) At this time, Martin Bloch has taken a voluntary leave of absence as president of the Company, and is attending Company board meetings and acting solely in an advisory capacity. He is not participating in any Company board decisions or board actions (by vote, written consent or otherwise) and is voluntarily abstaining from participation, except when called upon for information, from any board discussion of corporate policy or board action.

(4) At this time, Abraham Lazar is voluntarily abstaining from any further attendance at or participation in Company board meetings or other board activities.

(5) At this time, Harry Newman has taken a voluntary leave of absence as secretary and treasurer of the Company.

(6) The foregoing restrictions on Messrs. Bloch's, Lazar's and Newman's participation in the Company's affairs will abide until the final disposition of the Federal Indictment as to each of them respectively whereby, depending on the result, they will respectively either resign from or resume their original positions. See Item 3 - Legal Proceedings in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 1997 which is incorporated herein by reference.

(7) The Selling Shareholder serves or has served as an officer and/or director of one or more subsidiaries of the Company at some time within the past three years.

(8)      Less than 1%

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FREQUENCY ELECTRONICS, INC.



                            By /s/ Joseph P. Franklin
                            -------------------------
                               JOSEPH P. FRANKLIN,
                                 Chairman of the
                               Board of Directors


Dated:   December 2, 1997